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                                                                   Exhibit 10.21

                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT is made as of the 14th day of May, 2002 by and among Workstream Inc. ("Workstream"), Workstream USA, Inc. ("Workstream USA"), Sands Brothers Venture Capital IV LLC ("Sands IV"), Sands Brothers Venture Capital III LLC ("Sands III") (collectively Sands III and Sands IV shall hereinafter be referred to as "Sands"), and Crestview Capital Fund, L.P. ("Fund"), Crestview Capital Fund II, L.P. ("Fund II") and Crestview Captial Offshore Fund, Inc. ("Offshore") (Fund, Fund II and Offshore shall hereinafter collectively referred to as the "Purchasers").

         WHEREAS Workstream and Sands are parties to the Amended and Restated Securities Purchase Agreement, Security Agreement and the Amended and Restated Registration Rights Agreement, copies of which are attached hereto as Exhibits "A" through "C", (collectively "Workstream Agreements");

         AND WHEREAS Workstream USA and Sands are parties to a Guarantee, a copy of which is attached hereto as Exhibit "D" (the "Workstream USA Agreement");

         AND WHEREAS Purchasers wish to become parties to the Workstream USA Agreement and the Workstream Agreements;

         AND WHEREAS Sands, Workstream and Workstream USA wish to acknowledge and agree to the joinder of Purchasers to the Workstream USA Agreement and the Workstream Agreements.

         NOW THEREFORE in consideration of the mutual covenants set forth in this Agreement to effect the joinder of Purchasers to the Workstream Agreements and the Workstream USA Agreement, the parties hereto covenant and agree as follows:
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1.   Purchasers agree to join and become parties to, and Purchasers hereby are joined as parties to, each and every one of the Workstream Agreements and the Workstream USA Agreement which will, from the date of this Joinder Agreement, be binding on Purchasers as though Purchasers had been original parties thereto.

2. As parties to the Workstream Agreements, each of the Purchasers shall be defined as: a "Purchaser" in the Amended and Restated Securities Purchase Agreement attached hereto as Exhibit "A" (the "Securities Purchase Agreement"); a "Holder" in the Security Agreement attached hereto as Exhibit "B"; a "Holder" in the Amended and Restated Registration Rights Agreement attached hereto as Exhibit "C"; and a "Lender" in the Guarantee Agreement attached hereto as Exhibit "D".

3. Except as modified by the joinder of Purchasers to the Workstream Agreements and the Workstream USA Agreement specified in paragraph 1, the Workstream Agreements and Workstream USA Agreement continue in full force and effect in accordance with the terms and conditions set forth therein.

4. Sands, Workstream and Workstream USA hereby acknowledge and agree to the joinder of Purchasers to the Workstream Agreements and the Workstream USA Agreement as specified in paragraph 1 and paragraph 2 herein.

5. Sands and Purchasers hereby acknowledge and agree that any payments or prepayments by Workstream pursuant to the Workstream Documents shall rank pari passu among Sands and each of the Purchasers, so that no amounts shall be paid or prepaid to Sands prior to a proportionate amount being paid or prepaid to each of the Purchasers.

6. As promptly as possible after the execution and delivery of this Agreement (but no later than July 31, 2002), Workstream shall cause a meeting of its stockholders (the "Workstream Stockholder Meeting") to be held (on a date selected in consultation with Sands and the Purchasers (collectively referred to as the "Securities Purchasers")) for the purpose of voting on the approval of the transactions contemplated by the Securities Purchase


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     Agreement, including (i) approval and adoption of the Articles of Amendment attached hereto as Exhibit "E" and (ii) approval of the issuance of the shares contemplated thereby, either preferred shares or common shares, (collectively the "Transactions"). The board of directors of Workstream
     (the "Board") shall recommend approval and adoption of the Transactions. In connection with the Workstream Stockholder Meeting, Workstream: (a) shall prepare and file with SEC, and use its reasonable best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable a proxy statement meeting the requirements of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Proxy Statement") and all other proxy materials relating to the Workstream Stockholder Meeting, which Proxy Statement shall include the recommendation of the Board in favour of the Transactions; (b) shall ensure that all proxies solicited in connection with the Workstream Stockholder Meeting are solicited in compliance with all applicable statutes, laws and regulations, including the rules and regulations promulgated by the SEC; and (c) shall otherwise comply with applicable law in connection with obtaining the approval of Workstream's stockholders in connection with the transactions contemplated thereby. Workstream will provide the Securities Purchasers with a copy of the preliminary Proxy Statement and all modifications thereto prior to filing or delivery to the SEC and will consult with the Securities Purchasers promptly of any receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply the Securities Purchasers with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time after the mailing of the Proxy Statement to Workstream's stockholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Workstream will promptly prepare and mail to its stockholders such an amendment or supplement. Workstream will not mail any Proxy Statement, or any amendment or supplement thereto, to which the Securities Purchasers reasonably object. The Company covenants that the Proxy Statement, including any amendment or supplement thereto shall not contain any untrue statement or a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

7. The benefits granted to Purchasers by virtue of this Joinder Agreement and the related Workstream Agreements and Workstream USA Agreement may be assigned to any other person or entity with the consent of all of the parties hereto, which consent may not be unreasonably withheld. Should such consent be granted, the provisions of this Joinder Agreement and the Workstream Agreements and Workstream USA Agreement shall continue in full force and effect and be binding upon all successors and assigns of Purchasers.



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

8. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

9. The parties agree that all matters with respect to the validity, construction or interpretation of this Joinder Agreement shall be governed by the internal law of the State of New York and that with respect to the validity, construction or interpretation of any of the Workstream Agreements and the Workstream USA Agreement, the provisions of such respective Agreements concerning applicable law shall control.

10. All notices which are required or permitted by this Joinder Agreement or the Workstream Agreements or the Workstream USA Agreement shall be provided to the parties at the following addresses:

             if to Workstream or:      Workstream Inc.
             Workstream USA            495 March Road, Suite 300
                                       Ottawa, ON K2K 3G1
                                       Canada

                                       Attention:  Michael Mullarkey

             with a copy to:           Perley-Robertson, Hill & McDougall LLP
                                       90 Sparks Street, Suite 400
                                       Ottawa, ON K1P 1E2
                                       Canada

                                       Attention: Michael Gerrior

             if to Sands:              Sands Brothers Venture Capital III LLC
                                       90 Park Avenue
                                       New York, N.Y. 10016
                                       U. S. A.

                                       Attention: Steven Sands

             with a copy to:           Littman, Krooks & Roth, P.C.
                                       655 Third Avenue, 20th Floor
                                       New York, N.Y. 10017
                                       U .S. A.

                                       Attention: Steven Uslaner

             if to any Purchasers:     Kingsport Capital Partners LLC
                                       95 Revere Drive, Suite F
                                       Northbrook, IL 60062
                                       U. S. A.

             with a copy to:           Neal, Gerber & Eisenberg
                                       2 N. LaSalle Street
                                       Suite 2200
                                       Chicago, IL 60602
                                       U. S. A.

                                       Attention: Scott Bakal

Any party may change its address by notice similarly given. Notice shall be effective when delivered personally or when mailed (with confirmed receipt), and notice given by any means other than as set forth above shall not be valid.


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

         IN WITNESS WHEREOF this Agreement has been executed by the parties hereto at the date first written above.

SIGNED, SEALED AND DELIVERED              WORKSTREAM INC.


                                          By: /s/ Michael Mullarkey
                                             -----------------------------------
                                                   Name:  Michael Mullarkey
                                                   Title:   Chairman and CEO

                                          WORKSTREAM USA INC.


                                          By: /s/ Michael Mullarkey
                                             -----------------------------------
                                                   Name:  Michael Mullarkey
                                                   Title:   CEO


                                          SANDS BROTHERS VENTURE
                                          CAPITAL III LLC by SB Venture
                                          Capital Management III LLC, Manager


                                          By: /s/ Steven Sands
                                             -----------------------------------
                                                   Name:  Steven Sands
                                                   Title:   Manager

                                          SANDS BROTHERS VENTURE
                                          CAPITAL IV LLC by SB Venture
                                          Capital Management IV LLC, Manager


                                          By: /s/ Steven Sands
                                             -----------------------------------
                                                   Name:  Steven Sands
                                                   Title:   Manager

                                          CRESTVIEW CAPITAL FUND, L.P.


                                          By: /s/ Richard Levy
                                             -----------------------------------
                                                   Name: Richard Levy
                                                   Title: Manager


                                          CRESTVIEW CAPITAL FUND II, L.P.


                                          By: /s/ Richard Levy
                                             -----------------------------------
                                                   Name: Richard Levy
                                                   Title: Manager

                                          CRESTVIEW CAPITAL OFFSHORE FUND, INC.


                                          By: /s/ Richard Levy
                                             -----------------------------------
                                                   Name: Richard Levy
                                                   Title: Manager

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